UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2021

INNODATA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35774	13-3475943
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

55 Challenger Road	07660
Ridgefield Park, NJ	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code (201) 371-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	INOD	The Nasdaq Stock Market LLC
Preferred Stock Purchase Right	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On March 15, 2021 Innodata Inc. (the “Company”) issued a press release announcing that the Company has signed an amendment to its statement of work with one of the world’s leading social media platforms to provide up to $7.0 million in AI services in 2021.

A copy of the press release has been filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index below, which is incorporated by reference herein.

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Innodata Inc. dated March 15, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INNODATA INC.

Date: March 15, 2021	By:	/s/ Amy R. Agress
Amy R. Agress
Senior Vice President and General Counsel